CLAYMORE EXCHANGE-TRADED FUND TRUST 2

       CLAYMORE/CLEAR GLOBAL EXCHANGES, BROKERS & ASSET MANAGERS INDEX ETF


SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUND:


The second sentence in the "Primary Investment Strategies" section in the Prospectus for the Fund is hereby deleted and replaced with the following:

The Index is comprised of approximately 100 equity securities traded on global exchanges, including master limited partnerships ("MLPs"), as well as American depositary receipts ("ADRs") and global depositary receipts ("GDRs") of companies that operate a security exchange or brokerage/asset management firm as a primary business.

The sixth sentence in the "Primary Investment Strategies" section in the Prospectus for the Fund is hereby deleted and replaced with the following:

The Fund will normally invest at least 90% of its total assets in equity securities, MLPs, ADRs and GDRs that comprise the Index.

The following disclosure is hereby added to the "Primary Investment Risks"
section in the Prospectus for the Fund immediately preceding the paragraph titled "Non-Correlation Risk":

Master Limited Partnership Risk. Investments in securities of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments.


                      CLAYMORE EXCHANGE-TRADED FUND TRUST 2
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


June 19, 2008